SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 Date of report
                       (Date of earliest event reported):
                               November 13, 2000


                               RADIAN GROUP INC.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                  1-11356                23-2691170
     (State or Other       (Commission File No.)        (IRS Employer
     Jurisdiction of                                 Identification No.)
     Incorporation)

         1601 Market Street, Philadelphia, PA                     19103
         (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (215) 564-6600



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ITEM 5.     OTHER EVENTS.

            Radian Group Inc., a Delaware corporation (the "Company"), GOLD Acquisition Corporation, a New York corporation and wholly owned subsidiary of the Company, and Enhance Financial Services Group Inc., a New York corporation ("Enhance") have entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of November 13, 2000, pursuant to which, upon consummation of the merger contemplated thereby and subject to the terms and conditions thereof, each outstanding share of common stock, par value $0.10 per share, of Enhance will be converted into 0.22 shares of common stock, par value $0.001 per share, of the Company (subject to adjustment).

      The foregoing summary of the Merger Agreement and the transactions contemplated thereby is qualified in its entirety by reference to the Merger Agreement which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      A press release announcing the execution of the Merger Agreement was issued on November 14, 2000 by the Company.

      A copy of the press release is filed herewith as Exhibit 99.2 and is hereby incorporated herein by reference.


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ITEM 7.           EXHIBITS.
(c)

  EXHIBIT NUMBER                         DESCRIPTION
  --------------                         -----------
       99.1 Agreement and Plan of Merger, dated November 13, 2000, by and among Radian Group Inc., GOLD
                    Acquisition Corporation, and Enhance Financial Services Group Inc.

       99.2         Press Release issued on November 14, 2000 by Radian
                    Group Inc.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 14, 2000
                                RADIAN GROUP INC.


                                By: /s/ Howard S. Yaruss
                                    -------------------------------
                                    Name:  Howard S. Yaruss
                                    Title: Senior Vice President and
                                           General Counsel


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                                  EXHIBIT INDEX


  EXHIBIT NUMBER                         DESCRIPTION
  --------------                         -----------

       99.1 Agreement and Plan of Merger, dated November 13, 2000, by and among Radian Group Inc., GOLD
                    Acquisition Corporation, and Enhance Financial Services Group Inc.

       99.2         Press Release issued on November 14, 2000 by Radian
                    Group Inc.